*** Exercise Your *Right* to Vote ***

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to Be Held on May 16, 2013

AUXILIO, INC.

BROKER
LOGO
HERE

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51 MERCEDES WAY
EDGEWOOD NY 11717

Investor Address Line 1
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Investor Address Line 3
Investor Address Line 4
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John Sample
1234 ANYWHERE STREET
ANY CITY, ON A1A 1A1

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Meeting Information

Meeting Type: Annual Meeting
For holders as of: March 22, 2013
Date: May 16, 2013 **Time:** 3:00 PM PST
Location: Auxilio, Inc.
26300 La Alameda, Suite 100
Mission Viejo, CA 92691

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You are receiving this communication because you hold shares in the above named company.

This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at *www.proxyvote.com* or easily request a paper copy (see reverse side).

We encourage you to access and review all of the important information contained in the proxy materials before voting.

See the reverse side of this notice to obtain proxy materials and voting instructions.

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— Before You Vote —

How to Access the Proxy Materials

Proxy Materials Available to VIEW or RECEIVE:

1. Form 10-K 2. Notice & Proxy Statement

How to View Online:

Have the information that is printed in the box marked by the arrow → XXXX XXXX XXXX (located on the following page) and visit: *www.proxyvote.com.*

How to Request and Receive a PAPER or E-MAIL Copy:

If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request:

1) *BY INTERNET:* www.proxyvote.com
2) *BY TELEPHONE:* 1-800-579-1639
3) *BY E-MAIL*:* sendmaterial@proxyvote.com

* If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow → XXXX XXXX XXXX (located on the following page) in the subject line.

Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before May 02, 2013 to facilitate timely delivery.

— How To Vote —

Please Choose One of the Following Voting Methods

Vote In Person: If you choose to vote these shares in person at the meeting, you must request a "*legal proxy.*" To do so, please follow the instructions at *www.proxyvote.com* or request a paper copy of the materials, which will contain the appropriate instructions. Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance.

Vote By Internet: To vote now by Internet, go to *www.proxyvote.com.* Have the information that is printed in the box marked by the arrow → XXXX XXXX XXXX available and follow the instructions.

Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a voting instruction form.

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Voting items

The Board of Directors recommends that you vote FOR the following:

1. Election of Directors

Nominees

01 Edward B. Case
02 Joseph J. Flynn
03 Michael Joyce
04 William Leonard
05 John D. Pace
06 Max Poll
07 Michael Vanderhoof

The Board of Directors recommends you vote FOR the following proposal(s):

2 Approval, by non-binding vote, of executive compensation.

The Board of Directors recommends you vote 3 YEARS on the following proposal:

3 Recommendation, by non-binding vote, on the frequency of executive compensation votes.

The Board of Directors recommends you vote FOR the following proposal(s):

4 Ratification of the appointment of Haskell & White LLP as the Company's independent auditors.

NOTE: In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the Annual Meeting or any adjournment or postponement thereof.

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Voting Instructions

THIS SPACE RESERVED FOR LANGUAGE PERTAINING TO
BANKS AND BROKERS
AS REQUIRED BY THE NEW YORK STOCK EXCHANGE

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THIS SPACE RESERVED FOR SIGNATURES IF APPLICABLE

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Auxilio, Inc.
26300 La Alameda, Suite 100
Mission Viejo, CA 92691

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to be Held on Thursday, May 16, 2013

NAME
ADDRESS1
ADDRESS2
COUNTRY

Control #: XXXXXXXXXX

As part of our efforts to conserve environmental resources and prevent unnecessary corporate expenses, AUXILIO, INC has elected to provide Internet access to its proxy statement and annual reports rather than mailing paper copies. This reduces postage, printing expenses, and unnecessary paper waste.

This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting.

Voting Items

The Board of Directors recommend a vote FOR the following proposals:

1. Election of Directors

1. Edward B. Case	2. Joseph J. Flynn	3. Michael Joyce
4. William Leonard	5. John D. Pace	6. Max Poll
7. Michael Vanderhoof		

2. Approval, by non-binding vote, of executive compensation.
3. Recommendation, by non-binding vote, on the frequency of executive compensation votes.
4. Ratification of the appointment of Haskell & White LLP as the Company's independent auditors.

NOTE: In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the Annual Meeting or any adjournment or postponement thereof.

HOW TO ACCESS THE PROXY MATERIALS

The proxy statement and annual report to security holders are available online at: **www.colonialstock.com/Auxilio2013**

HOW TO VOTE

BY INTERNET www.colonialstock.com/Auxilio2013
On the above website, you can vote by clicking "Vote" and then entering the control number above as directed.

BY PHONE 877-285-8605

BY MAIL Send a paper proxy voting card by mail. You may request a proxy card by contacting us at 877-285-8605.

IN PERSON Vote in person at the meeting.

MEETING INFORMATION

Meeting Type:	Annual Meeting
Meeting Date:	May 16, 2013
Meeting Time:	3:00 PM PT
Meeting Location:	Auxilio, Inc. 26300 La Alameda, Suite 100 Mission Viejo, CA 92691

TO ORDER A PAPER OR E-MAIL COPY OF THE PROXY MATERIALS:

If you want to receive a paper or e-mail copy of these documents, you must request one. There is no charge to you for requesting a copy. To facilitate timely delivery, please make your request for a copy as instructed below on or before: May 06, 2013

1. By Phone: (877) 285-8605
2. By Internet: www.colonialstock.com/Auxilio2013
3. By Email annualmeeting@colonialstock.com

If requesting materials by email, please include the control number listed above with your request.